Exhibit 99.1

Longeveron Announces 1-for-10 Reverse Stock Split

MIAMI, Fla., August 24, 2026 – Longeveron Inc. (NASDAQ: LGVN), a clinical stage biotechnology company developing cellular therapy for life-threatening, rare pediatric and chronic aging-related conditions, today announced that the Company will undertake a 1-for-10 reverse split of the Company’s Class A common stock, par value $0.001 per share and Class B common stock, par value $0.001 per share (collectively, the “Common Stock”) (the “2026 Reverse Split”). The 2026 Reverse Split was previously approved by the Company’s stockholders at the Company’s annual meeting held on July 1, 2026 and the Company’s Board of Directors on July 31, 2026. The 2026 Reverse Split is expected to become effective at 11:59 p.m. Eastern Time, on August 26, 2026, and the Company’s Class A common stock is expected to begin trading on a split-adjusted basis on The Nasdaq Capital Market at the opening of trading on August 27, 2026 under a new CUSIP number 54303L 302 and the existing ticker symbol “LGVN.” The 2026 Reverse Split is intended to increase the per share trading price of the Company’s Class A common stock to enable the Company to regain compliance with the $1.00 per share minimum bid price requirement for continued listing on The Nasdaq Capital Market.

“Longeveron is approaching a series of potentially transformative milestones across our four stem cell therapy development programs that have the potential to redefine the trajectory of our business and we believe our share structure should better align with the opportunities we see ahead,” said Stephen Willard, Chief Executive Officer at Longeveron. “This reverse split is a structural adjustment. It does not change our capital efficient strategy, our operations, or the value of any stockholder’s position apart from adjustments for fractional shares. In addition to supporting our compliance with Nasdaq’s continued listing requirements, we believe the 2026 Reverse Split more appropriately aligns our stock with institutional investor preferences, potentially enabling a broader ownership base.”

The 2026 Reverse Split will automatically convert every ten current shares of the Company’s Common Stock, whether issued and outstanding or held by the Company as treasury stock, into one share of fully paid and nonassessable Common Stock. No fractional shares will be issued in connection with the 2026 Reverse Split. In lieu thereof, any fractional shares resulting from the 2026 Reverse Split will be rounded up to the nearest whole share at the Depository Trust Company (“DTC”) participant level. The Company will not round up fractional shares at the beneficial ownership level. No cash consideration will be paid to stockholders in connection with the 2026 Reverse Split.

The 2026 Reverse Split will reduce the aggregate number of shares of outstanding Class A common stock from approximately 30,432,974 shares to approximately 3,043,298 shares, and the number of shares of outstanding Class B common stock from approximately 1,449,005 shares to approximately 144,901 shares (based on outstanding shares as of August 6, 2026). The total authorized number of shares and par value of shares will remain unchanged. The terms of all outstanding warrants currently exercisable for shares of Class A common stock, and all equity awards granted under the Company’s equity plans, including the per share exercise price of options and the number of shares issuable under such options, will be proportionally adjusted to maintain their economic value, subject to adjustments for any fractional shares as described above. In addition, the total number of shares of Common Stock that may be the subject of future grants under the Company’s equity plans, as well as any plan limits on the size of such grants will be adjusted and proportionally decreased as a result of the 2026 Reverse Split.

Stockholders holding their shares electronically in book-entry form are not required to take any action to receive post-2026 Reverse Split shares. Stockholders owning shares through a bank, broker, or other nominee will have their positions automatically adjusted to reflect the 2026 Reverse Split, subject to brokers’ particular processes, and will not be required to take any action in connection with the 2026 Reverse Split. For those stockholders holding physical stock certificates, the Company’s transfer agent, Colonial Stock Transfer Company, Inc., will send instructions for exchanging those certificates for shares held electronically in book-entry form or for new certificates, in either case representing the post-2026 Reverse Split number of shares, including the impact of any rounding to the nearest whole number of shares in lieu of fractional shares, if applicable.

About Longeveron Inc.

Longeveron is a clinical stage biotechnology company developing regenerative medicines to address unmet medical needs. The Company’s lead investigational product is laromestrocel (Lomecel-B®), an allogeneic mesenchymal stem cell (MSC) therapy product isolated from the bone marrow of young, healthy adult donors. Laromestrocel has multiple potential mechanisms of action encompassing pro-vascular, pro-regenerative, anti-inflammatory, and tissue repair and healing effects with broad potential applications across a spectrum of disease areas. Longeveron is pursuing four pipeline indications: hypoplastic left heart syndrome (HLHS), Alzheimer’s disease (AD), Pediatric Dilated Cardiomyopathy (DCM) and Aging-related Frailty. Laromestrocel development programs have received five distinct and important U.S. FDA designations: for the HLHS program - Orphan Drug designation, Fast Track designation, and Rare Pediatric Disease designation; and, for the AD program - Regenerative Medicine Advanced Therapy (RMAT) designation and Fast Track designation. For more information, visit www.longeveron.com or follow Longeveron on LinkedIn, X, and Instagram.

Forward-Looking Statements

Certain statements in this press release that are not historical facts are forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, which reflect management’s current expectations, assumptions, and estimates of future operations, performance and economic conditions, and involve known and unknown risks, uncertainties, and other important factors that could cause actual results, performance, or achievements to differ materially from those anticipated, expressed, or implied by the statements made herein. Further, certain forward-looking statements are based on assumptions as to future events that may not prove to be accurate, including our expectations regarding the effect of the 2026 Reverse Split and the continued listing of our Class A common stock on Nasdaq. Forward-looking statements are generally identifiable by the use of forward-looking terminology such as “anticipate,” “believe,” “contemplate,” “continue,” “could,” “estimate,” “expects,” “intend,” “looks to,” “may,” “on condition,” “plan,” “potential,” “predict,” “preliminary,” “project,” “see,” “should,” “target,” “will,” “would,” or the negative thereof or comparable terminology, although not all forward-looking statements contain these words, or by discussion of strategy or goals or other future events, circumstances, or effects. Factors that could cause actual results to differ materially from those expressed or implied in any forward-looking statements in this release include, but are not limited to, the ability of our clinical trials to demonstrate safety and efficacy of our investigational products, and other positive results; our ability to successfully transition toward a more capital-efficient, asset-light operating model; our ability to secure one or more strategic licensing partnerships for laromestrocel in our development programs; our ability to reach alignment with the FDA and other regulatory authorities on a potential path toward regulatory approval of our investigational products; receipt of trial results and other available evidence sufficient to support the Company filing a BLA following the readout of top-line results of the ELPIS II data; the timing and focus of our ongoing and future preclinical studies and clinical trials, and the reporting of data from those studies and trials; market and other conditions, our cash position and need to raise additional capital, the difficulties we may face in obtaining access to capital, and the dilutive impact it may have on our investors; our financial performance, and ability to continue as a going concern; the period over which we estimate our existing cash and cash equivalents will be sufficient to fund our future operating expenses and capital expenditure requirements; the size of the market opportunity for certain of our investigational products, including our estimates of the number of patients who suffer from the diseases we are targeting; our ability to scale production and commercialize the investigational products for certain indications; the success of competing therapies that are or may become available; the beneficial characteristics, safety, efficacy and therapeutic effects of our investigational products; our ability to obtain and maintain regulatory approval of our investigational products in the U.S. and other jurisdictions; our plans relating to the further development of our investigational products, including additional disease states or indications we may pursue; our plans and ability to obtain or protect intellectual property rights, including extensions of existing patent terms where available and our ability to avoid infringing the intellectual property rights of others; the need to hire additional personnel and our ability to attract and retain such personnel; and our estimates regarding expenses, future revenue, capital requirements and needs for additional financing.

Further information relating to factors that may impact the Company’s results and forward-looking statements are disclosed in the Company’s filings with the Securities and Exchange Commission, including Longeveron’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the Securities and Exchange Commission on March 17, 2026, its Quarterly Reports on Form 10-Q, and its Current Reports on Form 8-K. The Company operates in a highly competitive and rapidly changing environment; therefore, new factors may arise, and it is not possible for the Company’s management to predict all such factors that may arise nor assess the impact of such factors or the extent to which any individual factor or combination thereof, may cause results to differ materially from those contained in any forward-looking statements. The forward-looking statements contained in this press release are made as of the date of this press release based on information available as of the date of this press release, are inherently uncertain, and the Company disclaims any intention or obligation, other than imposed by law, to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Investor and Media Contact:

Derek Cole
Investor Relations Advisory Solutions
derek.cole@iradvisory.com